SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

Date of Report (Date of earliest event report): September 30, 1996

            Merrill Lynch Mortgage Investors, Inc.
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(Exact name of registrant as specified in its charter)

                   Delaware
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(State or other jurisdiction of incorporation)

       333-7569                                                  13-3416059
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(Commission File Number)                       (IRS Employer Identification No.)

             World Financial Headquarters
                North Tower - 10th Fl.
             New York, New York 10281-1310
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(Address of principal executive offices and Zip code)

Registrant's telephone number, including area code: (212) 449-0336

                Not Applicable
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(Former name or former address, if changed since last report)

Item 5. Other Events
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Merrill Lynch Mortgage Investors, Inc. files herewith a copy of the Servicer's report for the period ended September 30, 1996 relating to its Mortgage Loan Asset Backed Class A and Class R Certificates.

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                Merrill Lynch Mortgage Investors, Inc.


                By:  /s/ Michael M. McGovern

                     Michael M. McGovern

                Its: Director and Secretary


Dated:  January 27, 1997